CRONUS CORPORATION


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
February 2, 1998

The Annual Meeting of Shareholders of Cronus Corporation, a Nevada corporation (the "Company"), will be held at 11:00 a.m., on Monday, February 2, 1998, at 6366 East Broadway, Terra Nova banquet room, Tucson, Arizona
85210, for the following purposes:

1. To elect seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2. To adopt the Company's 1997 Employee Stock Option Investment Plan (the "1997 Plan") in order to bring the plan in compliance with provisions of the Internal Revenue Code of 1986, as amended, and with recent rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

3. To ratify the appointment of Addison Roberts & Ludwig, PC as the independent auditors of the Company for the fiscal year ending December 31, 1997.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on December 15, 1997 are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.

Sincerely,

Kevin M. Sherlock, Secretary
Tucson, Arizona  January 9, 199

CRONUS CORPORATION
7660 E. Broadway
Suite 210
Tucson, Arizona 85710


PROXY STATEMENT

VOTING AND OTHER MATTERS

General
The enclosed proxy is solicited on behalf of Cronus Corporation, a Nevada corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Company's Annual Meeting of Shareholders to be held at 11:00 a.m. on Monday, February 2, 1998 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at 6366 East Broadway, Terra Nova banquet room, Tucson, Arizona
85710.

The principal executive offices of the Company are located at 7660 East Broadway, Suite 210, Tucson, Arizona 85710.

These proxy solicitation materials were first mailed on or about January 9, 1997, to all shareholders entitled to vote at the Meeting.

Voting Securities and Voting Rights
Shareholders of record at the close of business on December 15, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 15,277,316 shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"). Each holder of Common Stock voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of the Company present in person or represented by proxy at the Meeting and entitled to vote is required (i) for the election of directors; (ii) for ratification of the Company's 1997 Stock Option Investment Plan (the "1997 Plan"); and (iii) for the ratification of the appointment of Addison Roberts & Ludwig, PC as the independent auditors of the Company for the fiscal year ending December 31, 1997.

The Company's articles provide for cumulative voting in elections for directors, which means that each shareholder may cast that number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected. Each shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies.
When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted: (i) "FOR" the election of nominees set forth in this Proxy Statement; (ii) "FOR" the adoption of the 1997 Plan; and (iii) "FOR" the ratification of the appointment of Addison Roberts & Ludwig, PC as the independent auditors of the Company for the fiscal year ending December 31, 1997.

Revocability of Proxies.
Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

The laws of the state of incorporation, Nevada, make no provision for dissenters' rights in connection with the matters to be considered at the Meeting. The failure of a shareholder to vote against any proposal will not constitute a waiver of any rights otherwise afforded by the laws of Nevada.

Solicitation.
The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

Annual Report and Other Matters.
The Company's 1996 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission (the "SEC"), including the financial statements and financial schedules included therein. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.


ELECTION OF DIRECTORS

Nominees.
The Company's articles provide that the number of directors shall be seven. All directors are elected at each annual meeting of the Company's shareholders. Directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified.

A board of seven directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. Three of the nominees currently are directors of the Company. Of the remaining four nominees, one nominee is the president of a subsidiary of the Company, one nominee is the Chief Financial Officer of the Company, one nominee has a beneficial interest in a consulting contract with the Company, and the remaining nominee is not employed by the Company and does not otherwise have an interest or arrangement with the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The following table sets forth the Company's nominees for directors of the Company, together with certain related information:


Name 				Age		Position Held with Company
Jonathan Roberts 		39	Chairman of the Board, President
						and Chief Executive Officer
Kevin M. Sherlock		36	Vice President, Secretary, and
						Director
George Hennessey		56	Chief Geological Consultant, and
						Director
Gordon M. LeBlanc, Jr.	45	President of subsidiary
						(PetroSun)
J. Dennis Bartlett		45	Chief Financial Officer

Jim Karten			38	Consultant

Thomas J. Nieman		41	None


Management.
The following table sets forth all current directors, nominees for director, executive officers and significant employees of the Company, and of its significant subsidiaries, as well as their ages:

Name 				Age		Position Held with Company
Jonathan Roberts 		39	Chairman of the Board, President,
						and Chief Executive Officer
Kevin M. Sherlock		36	Vice President, Secretary, and
						Director
George Hennessey		56	Chief Geological Consultant, and
						Director
Gordon M. LeBlanc, Jr.	45	President of subsidiary
						(PetroSun), nominee for Director
J. Dennis Bartlett		45	Chief Financial Officer, nominee
						for Director
Jim Karten			38	Consultant, nominee for Director

Thomas J. Nieman		41	Nominee for Director

The Board of Directors recommends a vote "FOR" each of the seven persons nominated by it for election as directors.

No current director or executive officer has any arrangement or understanding whereby they have been or will be selected as a director. Further, no executive officer is related to any other executive officer or director. All directors hold office until the next annual meeting of shareholders, and until their successors have been duly elected and qualified. Executive officers are elected by the board at its annual meeting and hold office until the first to occur of their death, resignation or removal from office. The Company does not have any standing audit, nominating or compensation committee, or any committee performing similar functions.

Biographical Profiles.
JONATHAN ROBERTS, was appointed a director in December 1994, and was appointed as President in December, 1994. In addition to his management position with the Company, Mr. Roberts has been the General Manager of R K Management Group L. C., a management consulting company, since 1993.
Prior to 1993, Mr. Roberts had over 10 years of experience owning and managing businesses in the area of health management and acquisitions and mergers.

KEVIN SHERLOCK, was appointed a director and the Secretary in July, 1996.
In May, 1997, Mr. Sherlock was appointed Vice President in charge of Legal Affairs. He has been a practicing attorney since 1988. Mr. Sherlock practiced aviation law and insurance defense litigation in Washington D.C. until 1993, when he then opened a solo practice assisting small businesses with various matters, including mergers and acquisitions. Additionally, Mr. Sherlock is currently the Vice President of Perimeter Bicycling Association of America, Inc., a non-profit organization.

GEORGE HENNESSEY, was appointed a director in July, 1996. He has been a geological consultant since 1977. As a geological consultant, and in some instances as owner/operator, Mr. Hennessey has consulted for several major mining companies, at various exploration, development and production levels of involvement regarding surface, underground and offshore precious metals and base metal deposits and mill tailing recovery undertakings. Mr. Hennessey is also a director, geological consultant, and shareholder of Temple Summit Financial Projects, Inc. ("TSFP"). The Company and TSFP are engaged in a joint venture project in Moapa, Nevada to test out the viability of extracting gold from mining claims held be TSFP.

GORDON M. LEBLANC, JR., has been an oil and gas operator for over 20 years. Mr. LeBlanc is the president of PetroSun Exploration & Production, Incorporated, a wholly owned subsidiary of Cronus. Mr. LeBlanc is also president of Tiger Tool, Inc., an enhanced oil recovery service company, and Tiger Energy, Inc., an enhanced oil recovery operating company. Mr. LeBlanc is also a member of the Executive Committee of the Arizona Chapter of the NFL Alumni Association and is the founder and director of Every Kid Counts, a non-profit children's charity.

J. DENNIS BARTLETT, is a certified public accountant and the principal behind
J. Dennis Bartlett, PC. Mr. Bartlett has been in practice since 1975 and specializes in taxation, financial planning and consulting with closely held businesses and individuals. Mr. Bartlett's clients include large and small businesses and individuals in need of tax planning.

JIM KARTEN, has over 15 years experience in finance and investment. Mr. Karten is a consultant to the Company which negotiated and arranged for various sources of financing since the Company's inception. Additionally, Mr. Karten is managing director of Karten Asset Management, a money management firm specializing in derivative trading of foreign and domestic currencies, indexes, bonds and energy for institutions and high net worth individuals.

THOMAS J. NIEMAN, has been a licensed commercial real estate agent since 1977, possessing a diverse background in brokerage, development and management. Additionally, Mr. Nieman is very active in community affairs in Tucson, Arizona, including being the President Elect of the Tucson
Mayor & Council's Downtown Advisory Committee.

The following biographical profiles relate to each individual currently serving or nominated hereby as a director, executive officer or significant employee of the Company and its significant subsidiaries.

Meetings of the Board of Directors.
The Board of Directors of the Company held eleven meetings during the fiscal year ended December 31, 1996. Each of the Company's directors attended all of the meetings of the Board of Directors held during fiscal 1996.

Director Compensation and Other Information.
Employees of the Company do not receive compensation for serving as members of the Company's Board of Directors. Non-employee directors may receive $100 for each meeting attended in person. All directors are reimbursed for their expenses in attending meetings of the Board of Directors. Directors of the Company are eligible to receive stock options pursuant to the Company's 1997 Stock Option Plan. Pursuant to the 1997 Plan, each director of the Company may receive a grant of options to acquire 10,000 shares of the Common Stock upon the date of his or her election or appointment as directors. Directors also may receive a grant of options to purchase 10,000 shares of Common Stock on the date of each annual meeting of shareholders of the Company. See "Proposal to Adopt the Company's 1997 Stock Option Plan."

To the knowledge of the Company, no director, officer or affiliate of the Company, and no record or beneficial owner of more than 5% of the Company's Common Stock, is an adverse party, or has an adverse material interest, in any proceeding involving the Company.

EXECUTIVE COMPENSATION
Summary of Cash and Other Compensation.
The following table sets forth certain information concerning the compensation for the fiscal year ended December 31, 1996 earned by the Company's executive officers. None of the Company's executive officers received or became entitled to any long term compensation during such fiscal year. None of the Company's executive officers received or became entitled to any long-term compensation during he 1996 fiscal year.

SUMMARY COMPENSATION TABLE

	                        	ANNUAL COMPENSATION
Name and	           Year	Paid	     Deferred	 	Other
Position	           1996	Salary		    Salary

Jonathan Roberts,
President, CEO
and Director	          $18,000	    $157,000	 	0
_____________________________________________________
Kevin Sherlock,
Secretary and
Director	          $10,500	        $4,000		$3,186.78*
_____________________________________________________
George Hennessey,
Director and Geological
Consultant	         0		     0		$26,180.26*
_____________________________________________________
*Consists of Consulting and Expense reimbursement.

During fiscal years 1994 and 1995, there was no cash compensation for officers or directors of the Company for the performance of their duties. In fiscal year 1995, Mr. Roberts was issued 1,000,000 shares of the Common Stock of the Company in consideration of his services in 1995. Also, as part of the Company's Executive Long-Term Stock Investment Plan, Mr. Roberts was granted, in 1995, an option to purchase 2,000,000 shares of Common Stock, which was exercised in 1996. Pursuant to the Executive Long-Term Stock Investment Plan, Mr. Roberts was granted an option in 1997 to purchase
500,000 shares of Common Stock of the Company.

The following table provides information on stock options granted to the Company's Named Officers during the fiscal year ended December 31, 1996.

OPTION GRANTS IN FISCAL YEAR 1996

	        Number of       Percent	  Exercise   Expiration
	        Securities	   of Total	 Price    	 Date
Name	  	Underlying       Options
	            Options      Granted to
		 Granted     Employees
_____________________________________________________
Kevin Sherlock 550,000	100%       $0.05      7-22-2001
__________________________________________or termination

( 1 ) The options were granted at the fair value of the shares on the date of grant and have a six-year term. One third of the options vest and become exercisable on three consecutive six-month periods after the date of the grant.

( 2 )  Mr. Sherlock exercised the option for 550,000 shares on September 10,
1997.

The following table provides information on options exercised in the last fiscal year by the Company's Named Officers and the value of each such officer's unexercised options at December 31, 1996.

AGGRAGATED OPTIONS EXERCISED IN FISCAL YEAR 1996 AND FISCAL
YEAR END OPTION VALUES

	      Shares       Value	   Number of          Value of
	     Acquired   Realized	  Securities		Unexercised
Name			   on           	  Underlying	    In-the-Money
			Exercise        Unexercised	 	Options at
					  Options at		FY-End
					     FY-End
________________________________________________________
Jonathan Roberts 2,000,000 $1,540,000	0	       	0
________________________________________________________
Kevin Sherlock		0	         0   	550,000	$396,000
________________________________________________________

( 1 ) Calculated based upon the closing price as reported on the OTC Bulletin Board National Market on December 31, 1996 of $0.77 per share.

Recent Grants of Stock Options.
Subsequent to December 31, 1996, the Company granted options to acquire an aggregate of 3,400,000 shares of Common Stock.

Pursuant to the Executive Long-Term Stock Investment Plan, Mr. Roberts was granted an option on February 14, 1997 to purchase 500,000 shares of Common Stock of the Company at the exercise price of $0.31.

As part of the acquisition of PetroSun Exploration & Production, Incorporated, Gordon M. LeBlanc, Jr. received an employment contract to act as President of PetroSun. Pursuant to the Executive Long-Term Stock Investment Plan Mr. LeBlanc was granted an option on March 31, 1997 to purchase 2,400,000 shares of the Common Stock of the Company at the exercise price of $0.50.

Pursuant to the June 4, 1997, consulting agreement with its chief geological consultant, Mr. George Hennessey, the Company issued 500,000 shares of the Company's Common Stock, and granted Mr. Hennessey an option to acquire 500,000 shares of the Company's Common Stock at the exercise price of $0.50.

40l(k) Profit Sharing Plan.
In October 1997, the Company established a defined contribution plan (the "401(k) Plan") that qualifies as a cash or deferred profit sharing plan under Sections 401(a) and 40I(k) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under the 401(k) Plan, participating employees may defer from 1% to 15%, of their pre-tax compensation, subject to the maximum allowed under the Internal Revenue Code. The Company will contribute $1.00 for each dollar contributed by the employee, up to a maximum contribution of 2% of the employee's defined compensation. In addition, the 401(k) Plan provides that the Company may make an employer profit sharing contribution in such amounts as may be determined by the Board of Directors. 1997 Stock Option Plan. The Company's 1997 Stock Option Plan provides for the granting of options to acquire the Company's Common Stock, the direct granting of shares of Common Stock, the granting of stock appreciation rights, or the granting of other cash awards to persons who at the time of grant are either (i) key personnel (including officers and directors) of the Company or its subsidiaries, or (ii) consultants and independent contractors who provide valuable services to the Company or to its subsidiaries.

Employment and Consulting Agreements.
In 1996, Mr. Roberts also entered into an employment agreement with the Company for $175,000 per year, of which $100,000 is deferred until the Company obtains additional operating funds. Mr. Roberts received total cash compensation of $18,000.00 in 1996. In May 1997, the Company amended the six year employment agreement with Mr. Roberts by including a 1% over-riding royalty interest on all oil and gas leaseholds.

In 1996, the Company entered into an employment agreement with Mr. Sherlock for $48,000 per year. Mr. Sherlock received employee compensation of $10,500.00, and $3,186.78 in consulting and expense reimbursement, for a total cash compensation of $13,686.78, in 1996. In May 1997, the Company amended the four year employment agreement with Mr. Sherlock to reflect an annual salary of $60,000, of which $24,000 is deferred until such time as the Company has sufficient operating funds, and included a 0.5% over-riding royalty interest on all oil and gas leaseholds.

As part of the acquisition of PetroSun Exploration & Production, Incorporated, Gordon M. LeBlanc, Jr. received an employment contract dated April 28, 1997, to act as President of PetroSun. The two year employment agreement calls for a base salary of $60,000 and contains bonuses for reaching certain goals of discovery oil and gas wells.

On June 2, 1997 the Company entered into a consulting agreement with Ian Collins for marketing services. Mr. Collins is entitled to receive up to 1,400,000 shares of the Company's Common Stock upon the reaching of certain goals.

On June 4, 1997, the Company entered into a consulting agreement with its chief geological consultant, Mr. George Hennessey, with a term of two years. The Consulting Agreement called for the issuance of 500,000 shares of the Company's Common Stock, granted Mr. Hennessey an option to acquire
500,000 shares of the Company's Common Stock at the exercise price of $0.50, and provides for consulting fees in the amount of $4,000 per month while Mr. Hennessey is devoting himself to the Moapa project. Mr. Hennessey has not received any consulting fees under the Consulting Agreement through September 30, 1997.

Limitation of Directors' Liability; Indemnification of Directors, Officers, Employees, and Agents.
The Company's Amended and Restated By-Laws (the "Restated By-Laws") eliminate the personal liability of any director of the Company to the Company or its shareholders for money damages for any action taken or failure to take any action as a director of the Company, to the fullest extent allowed by the Nevada Business Associations Act (the "Business Association Act") Title 7, Chapter 78. Under the Business Association Act, directors of the Company will be liable to the Company or its shareholders only for (a) the amount of a financial benefit received by the director to which the director is not entitled; (b) an intentional infliction of harm on the Company or its shareholders; (c) certain unlawful distributions to shareholders; and (d) an intentional violation of criminal law. The effect of these provisions in the Restated By-Laws is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover money damages from a director for all actions or omissions as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (a) through (d) above. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care.

The Company's Restated By-Laws require the Company to indemnify and advance expenses to any person who incurs liability or expense by reason of such person acting as a director of the Corporation, to the fullest extent allowed by the Business Association Act. This indemnification is mandatory with respect to directors in all circumstances in which indemnification is permitted by the Business Association Act, subject to the requirements of the Business Association Act. In addition, the Company may, in its sole discretion, indemnify and advance expenses, to the fullest extent allowed by the Business Association Act, to any person who incurs liability or expense by reason of such person acting as an officer, employee or agent of the Company, except where indemnification is mandatory pursuant to the Business Association Act, in which case the Company is required to indemnify to the fullest extent required by the Business Association Act.

CERTAIN TRANSACTIONS.
On February 27, 1996 the Company sold all of the stock of its subsidiaries Amateur Golf Association of America, Inc. ("AGAA") and TGI Inc., to Applied Logic Inc., pursuant to an Assignment and Release Agreement, in exchange for 3,114,000 shares of the Company's Common Stock. Such 3,114,000 shares of Common stock consisted of (i) the 614,000 shares previously issued to the former shareholders of AGAA, (ii) 2,000,000 shares previously issued to the former shareholders of TGII, and (iii) 500,000 shares previously issued in payment of consulting fees in connection with the original acquisition of TGII, all of which were transferred by the holders thereof to Applied Logic, Inc., and then by Applied Logic, Inc. to the Company, pursuant to the Assignment and Release Agreement. Also pursuant to the agreement, Applied Logic, Inc. issued shares of its common stock to the former shareholders of AGAA and TGII. In addition, AGAA, TGII and their former shareholders agreed to release the Company from all liabilities the Company might have to any of them in connection with the matters arising prior to the date of the Assignment and Release Agreement, and the Company agreed to release AGAA, TGII and their former shareholders from all liability any of them might have to the Company in connection with matters arising prior to the date of such agreement. Pursuant to such agreement, the Company received a note for $500,000.00 and 500,000 shares of Applied Logic, Inc. common stock for those assets.

On March 4, 1996, the Company changed its name to Cronus Corporation.

On March 31, 1996 the Company entered into an agreement with the Black
Diamond Mining Corporation to purchase the Lelan-Dividend Mine Group assets. The Company agreed to issue 2,250,000 shares of its Common Stock for the purchase of the Lelan-Dividend Mine Group assets owned by Black Diamond Mining Corporation. Subsequently, while waiting for the appraisal and audited financial statements, a new agreement was negotiated. The new agreement consisted of a Reorganization and Stock Exchange Agreement between Cronus Corporation and Black Diamond Mining Corporation which was signed May 23, 1996. While this agreement was in effect, the parties formulated a second reorganization agreement on July 8, 1996 in the form of a reverse triangular merger for tax purposes. Pursuant to the merger agreement, the shareholders of Black Diamond Mining Corporation's sole shareholder were to have acquired shares of the Company's Common Stock constituting 80% of the outstanding Common Stock of the Company.

On July 19, 1996 PBAA, then a wholly owned subsidiary of Cronus Corporation, sold substantially all of its assets, other than shares of the Company's Common Stock held by PBAA, to EI Tour De Tucson, Inc., a Arizona non-profit corporation, as provided for in an Asset Purchase Agreement. As consideration for such sale, El Tour de Tucson, Inc. assumed PBAA's outstanding obligations. On August 7, 1996, Perimeter Bicycling Association of America, Inc. changed its name to Sunorc, Inc.

On December 11, 1996, the Company and Black Diamond Mining Corporation agreed to terminate the amended reorganization Agreement, due to questions that had arisen regarding the appraisals of the Leland-Dividend Mine Group assets. Subsequently, share certificates previously delivered to Black Diamond Mining Corporation's shareholders pending closing of the merger were returned to the Company and certain affiliates of Black Diamond Mining Corporation transferred their interests in certain mining claims to the Company as consideration for certain testing and development expenditures made by the Company in connection with the Leland-Dividend mine Group assets. The mining claims transferred to the Company consist of the Black Diamond Lode Mining Claims and Gila Gold Placer Claims.

On April 3, 1997, the Company entered into a Reorganization Agreement with PetroSun Exploration & Production, Inc. (hereinafter referred to as "PetroSun"), an Arizona corporation incorporated on April 4, 1996. PetroSun controls certain oil and gas leases in Louisiana and Northern Arizona. Pursuant to the Reorganization Agreement, the outstanding shares of PetroSun were acquired by the Company in return for 600,000 shares of the Company's restricted common stock. The Agreement called for PetroSun to be merged with Big Bug Acquisition Company, a wholly owned subsidiary of the Company, in the form of a reverse triangular merger. The transaction closed on June 4, 1997.

PetroSun has executed an Employment Contract with the President of PetroSun, Gordon M. LeBlanc, Jr. for a period of 2 years. Additionally, Mr. LeBlanc was granted an employee Incentive Stock Option. The grant provides the option for Mr. LeBlanc, Jr. to acquire up to 2,400,000 shares of the Company's stock at a price of $0.50.

Also on April 3, 1997, Cronus Corporation, and Temple Summit Financial Projects Inc. ("TSFP") entered into a Joint Venture Agreement to conduct testing regarding the viability of extracting gold from an area of mining claims held by Temple Summit. Temple Summit holds an existing 80 acre block of proven gold reserves in the Moapa District, Nevada. The assets of the new Moapa Project are approximately two square miles of claims adjacent to TSFP's proven reserve block. Cronus and Temple Summit will test the area and samples from the Moapa Project will be assayed. If the assays reflect economical viable gold, the Joint Venture will proceed with the project.

On October 17, 1997, Cronus Corporation entered into an agreement to acquire all the outstanding shares of Strategic Consulting and Administration, Inc. ("SCI"). SCI holds ATP 636P, a 640,000 acre oil and gas concession located in Queensland, Australia within the oil and gas producing region of the Eromanga basin. Cronus has issued 500,000 shares of the restricted common stock of the Company and will pay $475,000 to shareholders of SCI. Additionally, Cronus will issue up to an additional 1,500,000 shares of the Company's restricted common stock and pay up to an additional $500,000 to the shareholders of SCI upon the reaching of certain goals and conditions.

Cronus entered the secondary oil recovery business through its acquisition of 50% of Tiger Energy Corporation on July 24, 1997. Cronus issued 400,000 shares of its restricted common stock, and will issue another 400,000 shares to the shareholders of Tiger Energy Corporation in return for 50% of the outstanding shares of Tiger Energy Corporation. Tiger Energy is the exclusive "Enhanced Oil Recovery Operating Company" for Tiger Tool Inc. Tiger Tool Inc. holds the exclusive U.S. license for the patented electro-hydraulic crude oil recovery technology using a pulsed plasma tool. Target properties consist of shut-in, plugged, or marginal oil fields with proven reserves that require secondary recovery operations to produce commercial quantities of crude oil.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.
Section l6(a) of the Exchange Act requires the Company's directors, officers, and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Directors, officers and greater than 10 percent shareholders are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1996 and written representations that no other reports were required, the Company believes that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10 percent of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year, except that (i) Jonathan Roberts filed a late report on Form 5 covering the grant and exercise of stock options; and (ii) Kevin M. Sherlock filed a late report on Form 5 covering the grant of stock options.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS,
AND OFFICERS.
The following table sets forth certain information regarding the shares of the Company's outstanding Common Stock beneficially owned as of December 15, 1997 by (i) each other person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and
(iii) officers all directors and executive officers as a group.

Name and Address of  	 Amount and Nature	           Percent
Security Ownership		    of Beneficial		      of
of Certain Beneficial	    Ownership		                 Class
Owners and Management

Ownership of Management:

Jonathan Roberts		   3,500,000*		      19%
President and Director
660 S. Freeman Rd.
Tucson, Arizona  85748

Kevin Sherlock		     550,000			  3%
43 E. 2nd Street
Tucson, Arizona  85705

George Hennessey		   1,000,000*		            5.4%
4291 S. Polaris Ave, #A
Las Vegas, Nevada 89117

Gordon M. LeBlanc, Jr.	   3,000,000**		 16%
8129 N. 87th Place
Scottsdale, Arizona 85258

J.  Dennis Bartlett			     0			  0
2461 E. 6th Street
Tucson, Arizona 85716

Jim Karten				 84,943		  0.4%
4422 N. Palisade Drive
Tucson, Arizona 85749

Thomas J. Nieman			     0			  0
5761 East 13th Street
Tucson, Arizona 85711

All Directors and Officers	8,034,943*** 		  43%

*Includes option to purchase 500,000 shares.
**Includes options to purchase 2,400,000 shares.
***Includes options to purchase 3,400,000 shares.

(1) Each person named in the table has sole voting and investment power with respect to all Common Stock beneficially owned by him or her, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each of such persons may be reached through the Company at 7660 East Broadway, Suite 210, Tucson, Arizona 85710.

(2) The percentages shown are calculated based upon 18,677,316 shares of Common Stock on December 15, 1997. The numbers and percentages shown include the shares of Common Stock actually owned and outstanding as of December 15, 1997, (15,277,316) and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date, (3,400,000). In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of December 15, 1997 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

CHANGE  IN CONTROL.
At the end of fiscal year 1995, Mr. Jonathan Roberts held 23% of the outstanding shares of the Company. At the end of fiscal year 1996, Mr. Roberts continued to hold 23%. During 1997, Mr. Gordon M. LeBlanc, Jr. President of PetroSun, a wholly owned subsidiary of the Company, acquired 16%, while
Mr. Roberts' holding equaled 19% as of December 15, 1997. While the holdings of Mr. Roberts and Mr. LeBlanc together total 35% as of December 15, 1997, the Company does not believe that a change in control has taken place. There are no agreements or understandings with respect to the voting of the stock held by either Mr. Roberts or Mr. LeBlanc.


PROPOSAL TO ADOPT THE COMPANY'S 1997 STOCK OPTION PLAN

The Board of Directors has approved a proposal to adopt a 1997 Stock Option Plan (the "1997 Plan"), subject to approval by the Company's shareholders at the Meeting. The full text of the 1997 Stock Option Plan as proposed is included as "Appendix A" to this Proxy Statement. The Board of Directors recommends a vote "FOR" the proposed 1997 Plan.

The 1997 Plan is intended to promote the interests of the Company by providing key employees, consultants, and independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. The Board of Directors determined that as a result of the Company's recent business acquisitions, it was in the best interests of the Company to establish the number of shares authorized for issuance pursuant to the Plan at 4,000,000. The Board of Directors believes that it is in the best interests of the Company to adopt the l997 Plan.

Description of the 1997 Stock Option Plan

General.
The 1997 Plan provides for the grant of options to acquire Common Stock of the Company ("Options"), the direct grant of Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), and the grant of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). The 1997 Plan states that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1997 Plan without shareholder approval.

Shares Subject to the Plan.
A maximum of 4,000,000 shares of the Company's Common Stock may be issued under the 1997 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option or SAR will again be available for the purposes of the 1997 Plan. If any change is made in the stock subject to the 1997 Plan or subject to any Option or SAR granted under the 1997 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1997 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1997 Plan and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. As of December 15, 1997, no Options or Awards have been granted under the 1997 Plan.

Eligibility and Administration.
Options and Awards may be granted pursuant to the 1997 Plan only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company, or (ii) consultants and independent contractors who provide valuable services to the Company.
Options granted pursuant to the 1997 Plan may be incentive stock options or non-qualified stock options. Options that are incentive stock options may be granted only to key personnel of the Company who are also employees of the Company. To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code of 1986, as amended (the "Code").

The Eligible Persons under the 1997 Plan are divided into two groups, and there is a separate administrator (each a "Plan Administrator") for each group. One group consists of the executive officers and directors of the Company and persons who own 10 percent or more of the Company's issued and outstanding stock. The power to administer the 1997 Plan with respect to those persons is vested exclusively with the Board of Directors or a committee (the "Senior Committee") comprised of two or more non-employee directors who are appointed by the Board of Directors. The power to administer the 1997 Plan with respect to the remaining Eligible Persons is vested with the Board of Directors of the Company or with a committee of one or more directors appointed by the Board of Directors. Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1997 Plan. No person who is an employee of the Company may receive Options or Awards in an amount that exceeds 50 percent of the shares of Common Stock that may be issued under the 1997 Plan.
Notwithstanding the foregoing, the Board of Directors must approve the grant to any Eligible Person of Options to acquire more than 50,000 shares of Common Stock.

Terms and Conditions of Options; Exercise of Options.
Each Plan Administrator will determine the expiration date, maximum number of shares purchasable, and the other provisions of the Options at the time of grant. Options may be granted for terms of up to 10 years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the 1997 Plan in the event of a "Change in Control," as defined in the 1997 Plan.

Each Plan Administrator also will determine the exercise prices of Options at the time of grant. However, the exercise price of any Option intended to be an incentive stock option may not be less than 100 percent of the fair market value of the Common Stock at the time of the grant (110 percent if the Option is granted to a person who at the time the Option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company). On December 15, 1997, the closing price of the Company's Common Stock on the OTC Bulletin Board was $0.65 per share.
To exercise an Option, the optionholder will be required to deliver to the Company full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, check, or shares of Common Stock of the Company.

Transferability; Termination of Employment or Services.
Except as otherwise allowed by the Plan Administrator, Options and Awards granted under the 1997 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the holder and, during the lifetime of the holder, are exercisable only by such holder. In the event of the termination of an employee holder's services with the Company, other than for death or disability, the holder may exercise any vested incentive stock options or vested SARs granted in conjunction with incentive stock options until the earlier of (i) three months after the date of termination of service, or (ii) the expiration date of such Options or SARs. However, such Options or SARs held by the terminated employee will immediately become void and terminate if the holder is discharged for "cause," as defined in the 1997 Plan, or if the holder commits acts detrimental to the Company's interests after his or her service is terminated. If termination is by reason of disability, however, the holder may exercise his or her vested Options or vested SARs until the earlier of (i) 12 months after the termination of service, or (ii) the expiration of the term of the Option or SAR. If the holder dies while in service to the Company, the holder's estate or successor by bequest or inheritance may exercise any vested Options or SARs that the holder was entitled to exercise on the date of his or her death at any time until the earlier of (i) the period ending three months after the holder's death, or (ii) the expiration of the term of the Option or SAR. Vested
Options that are not incentive stock options and vested SARs granted in conjunction with non-qualified stock options will remain exercisable for the period of time determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such vested Options or SARs. In the absence of such provisions, such Options and SARs will remain exercisable for one year after termination as a result of disability and for three months after termination as a result of death or for any reason other than termination by the Company for "cause" or if the holder commits acts detrimental to the Company's interests, in which case the Options and SARs will immediately become void and terminate.

Awards.
SARs will entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price on the date the SAR was granted or became effective to the market value of the Common Stock on the date the SARs are exercised or surrendered. Stock Awards will entitle the recipient to receive shares of the Company's Common Stock directly. Cash Awards will entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards granted pursuant to the 1997 Plan.

Duration and Modification.
The 1997 Plan will remain in effect until December 15, 2007. The Board of Directors of the Company may at any time suspend, amend, or terminate the 1997 Plan, except that without approval of the Company's shareholders, the Board of Directors may not (i) increase the maximum number of shares of Common Stock subject to the 1997 Plan (except in the case of certain organic changes to the Company), (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1997 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1997 Plan, or (v) materially increase the benefits accruing to participants under the 1997
Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the 1997 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Exchange Act without the consent of the shareholders.

Federal Income Tax Consequences.
Certain Options granted under the 1997 Plan will be intended to qualify as incentive stock options under Section 422 of the Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the Option or one year of the date the shares were issued to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the Option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the Option was exercised.

Options issued under the 1997 Plan also may be non-qualified options. The income tax consequences of non-qualified options and Stock Awards will be governed by Section 83 of the Code. Under Section 83, the excess of the fair market value of the shares of the Company's Common Stock acquired pursuant to the grant of a Stock Award or the exercise of any Option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the holder in the first taxable year in which the Common Stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that holders, including "highly compensated officers" for purposes of Section 162(m) of the Internal Revenue Code, recognize income. The Company will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, one year from the date the shares were acquired.

Generally, all Cash Awards granted to employees will be treated as compensation income to the employees when the cash payment is made pursuant to the award. Such cash payment will also result in a federal income tax deduction for the Company.

Ratification by Shareholders of the 1997 Plan.
Approval of the 1997 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting and voting on the proposal. Upon approval of the 1997 Plan by the Company's shareholders, any Options or Awards granted pursuant to the 1997 Plan prior to approval will remain valid and unchanged.
In the event that the 1997 Plan is not approved by the Company's shareholders at the Meeting, any Options and Awards granted pursuant to the 1997 Plan will automatically terminate and be forfeited to the same extent and with the same effect as though the 1997 Plan had never been adopted, and the Company will not make any further grants of Options or Awards under the 1997 Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Addison Roberts & Ludwig, PC, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997. Addison Roberts
& Ludwig, PC previously audited the consolidated financial statements of the Company for the fiscal years 1995 and 1996. The Board of Directors recommends that the shareholders vote "FOR" the ratification of such appointment. Ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the meeting. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Addison Roberts & Ludwig, PC will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

By mutual agreement, the Company released its former independent accountants, Schroeder & Stevenson, C.P.A.'s, from performing further accounting services on November 7, 1996. Schroeder & Stevenson reports on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting practices. The Board of Directors approved the decision to change independent accountants. There were no disagreements with the former accountants on any matter of accounting principle or practices, financial statement or disclosure, or audit scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company hired Addison Roberts & Ludwig, PC, to audit the consolidated financial statements of the Company for the fiscal years 1995 and 1996.

1997 ANNUAL MEETING

The date for the annual meeting of shareholders for 1997 has been tentatively set for June 1, 1998. Qualifying shareholders may submit to the Company for inclusion in proxy materials relating to the 1997 annual meeting appropriate shareholders proposals which are consistent with the requirements set forth in the Company's articles and by-laws and in applicable federal securities laws. Appropriate proposals from qualifying shareholders must be received by the Company at its principal executive offices by January 30, 1998, for inclusion in the proxy currently anticipated for use in conjunction with the 1997 annual meeting of shareholder to be held in 1998.

OTHER MATTERS

The Board of Directors is not aware of any other matter which may come before the meeting. The designee named in the accompanying form of proxy will vote your proxy in accordance with his judgment if any other matter does properly come before the meeting. A majority of those votes present, if a quorum is attained and if case in favor of any such matter, is currently anticipated to result in passage.

It is urged that proxies for the meeting be returned promptly. Shareholders are requested to fill in, sign, date and return the accompanying proxy card.


Dated: January 9, 1997






APPENDIX A
CRONUS CORPORATION
1997 STOCK OPTION PLAN

ARTICLE I
General

	I.1	Purpose of Plan; Term.

		(a)	Adoption.  On November 24, 1997, the Board of Directors
(the "Board") of Cronus Corporation, a Nevada corporation (the "Company"), adopted this stock option plan to be known as the Cronus Corporation 1997
Stock Option Plan (the "Plan").

		(b)	Defined Terms.  All initially capitalized terms used hereby
shall have the meaning set forth in Article V hereto.

		(c)	General Purpose.  The purpose of the Grant Program is to
further the interests of the Company and its shareholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards").

		(d)	Character of Options.  Options granted under this Plan to
employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

		(e)	Rule 16b-3 Plan.  The Company is subject to the reporting
requirements of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator.
In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

		(f)	Duration of Plan.  The term of the Plan is 10 years
commencing on the date of adoption of the original Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

	I.2	Stock and Maximum Number of Shares Subject to Plan.

		(a)	Description of Stock and Maximum Shares Allocated.  The
shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 4,000,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in Section 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in Section 3.1.

		(b)	Calculation of Available Shares.  The number of shares of
Stock available under the Plan shall be reduced (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option and (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of a SAR.

		(c)	Restoration of Unpurchased Shares.  If an Option or SAR
expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

	I.3	Approval; Amendments.

		(a)	Approval by Shareholders.  The Plan shall be submitted to
the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such shareholder approval has been obtained shall be referred to herein as the "Effective Date."

		(b)	Commencement of the Grant Program.  The Grant Program
is effective immediately, but if the Plan is not approved by the shareholders within 12 months after its adoption by the Board, the Plan and all Options and Awards made under the Grant Program will automatically terminate and be forfeited to the same extent and with the same effect as though the Plan had never been adopted.

		(c)	Amendments to Plan.  The Board may, without action on the
part of the Company's shareholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Article III hereof, the Board may not, without the approval of the Company's shareholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised, (iii) extend the term of the Plan,
(iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's shareholders and (B) each such Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.

ARTICLE II
Grant Program

	II.1	Participants; Administration.

		(a)	Eligibility and Participation.  Options and Awards may be
granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporation) who are also employees of the Company (or its Parent or Subsidiary Corporation) and (2) the maximum number of shares of stock with respect to which Options or Awards may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of stock covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Grant Program and the conditions relating to such Award. Notwithstanding the foregoing, the Board must approve the grant to any Eligible Person of Options to acquire more than 50,000 shares of Stock.

		(b)	General Administration.  The Eligible Persons under the
Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors who are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Options or Awards under the Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board.
The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code section 162(m).

		(c)	Plan Administrators.  The Board, the Employee Committee, Senior
Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator."  Each
Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the
Grant Program, to grant Options or Awards under the Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Grant Program and to make such determinations under, and issue such interpretations of, the Grant Program and any outstanding Option or Award as they may deem necessary or advisable.
Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote.  Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Grant Program or any outstanding
Option or Award.

		(d)	Guidelines for Participation.  In designating and selecting
Eligible Persons for participation in the Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company.  A
Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan
Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

	II.2	Terms and Conditions of Options.

		(a)	Allotment of Shares.  A Plan Administrator shall determine
the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

		(b)	Exercise Price.  Upon the grant of any Option, a Plan
Administrator shall specify the option price per share. If the Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Option is granted (110 percent if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of
Section 3.5 hereof.

		(c)	Individual Stock Option Agreements.  Options granted under
the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan
Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

		(d)	Option Period.  No Option granted under the Plan that is
intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An
Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

		(e)	Vesting; Limitations.  The time at which Options may be
exercised with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

		(f)	No Fractional Shares.  Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

		(g)	Method of Exercise.  To exercise an Option with respect to
any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

			(i)	execute and deliver to the Company a written notice
of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

			(ii)	pay the aggregate Option Price in one of the
alternate forms as set forth in Section 2.2(h) below; and

			(iii)	furnish appropriate documentation that the person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising an Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Option.

		(h)	Payment of Option Price.  The aggregate Option Price shall
be payable in one of the alternative forms specified below:

(i)  Full payment in cash or check made payable to the Company's order; or

			(ii)	Full payment in shares of Stock held for the requisite
period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 3.5 hereof); or

			(iii)	If a cashless exercise program has been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

		(i)	Rights of a Shareholder.    An Optionholder shall not have
any of the rights of a shareholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for the Optioned Shares.

		(j)	Repurchase Right.  The Plan Administrator may, in its sole
discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to an Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase
Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

		(k)	Termination of Incentive Stock Options.

			(i)	Termination of Service.  If any Optionholder ceases
to be in Service to the Company for a reason other than permanent disability or death and any vested Option held by such Optionholder is an Incentive Stock
Option, then such Optionholder may, within three months after the date of termination of such Service, but in no event after the Incentive Stock Option's stated expiration date, exercise some or all of the Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's
Service terminated; provided, that if the Optionholder is discharged for
Cause or commits acts detrimental to the Company's interests after the
Service of the Optionholder has been terminated, then the Incentive Stock
Options will thereafter be void for all purposes.  "Cause" shall mean a termination of Service based upon a finding by the applicable Plan
Administrator that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii)
after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or (v) has misrepresented or concealed a material fact for purposes of securing employment with the
Company.  If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the
Code (as determined by the applicable Plan Administrator), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock
Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

			(ii)	Death of Optionholder.  If an Optionholder dies while
in the Company's Service, any vested Options that are Incentive Stock Options that the Optionholder was entitled to exercise on the date of death will be exercisable within three months after such date or until the stated expiration date of the Optionholder's Incentive Stock Options, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution.  As soon as practicable after receipt by the Company of the notice of exercise and of payment in full of the Option Price as specified in Sections 2.2(g) and (h)
hereof, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

		(l)	Termination of Nonqualified Options.  Any Options that are
not Incentive Stock Options and that are exercisable at the time an Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options. In the absence of any provision in the documents evidencing such Options, the Options shall remain exercisable (i) for a period of three months after termination as a result of the Optionholder's death; (ii) for a period of 12 months if the Optionholder ceases to be in service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code
(as determined by the applicable Plan Administrator); and (iii) for a period of three months after termination for any other reason; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause (as defined in Section 2.2(k)(i)) or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes.

		(m)	Other Plan Provisions Still Applicable.  If an Option is
exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

		(n)	Definition of "Service".  For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the
Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor.  In the discretion of the applicable Plan Administrator, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant.  The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

	II.3	Terms and Conditions of Stock Awards.

		(a)	Eligibility.  All Eligible Persons shall be eligible to receive
Stock Awards.  The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any
Eligible Person in such group.  Except as otherwise provided in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

		(b)	Award for Services Rendered.  Stock Awards shall be
granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Arizona corporate law, employment tax and/or income tax withholding requirements.

		(c)	Conditions to Award.  All Stock Awards shall be subject to
such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

		(d)	Award Agreements.  A Plan Administrator may require as a
condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

	II.4	Terms and Conditions of SARs.

		(a)	Eligibility.  All Eligible Persons shall be eligible to receive
SARs.  The Plan Administrator of each administered group shall determine the
SARs to be awarded from time to time to any Eligible Person in such group.  The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the
Company, whether under this Plan or under any other stock option or award plan of the Company.

		(b)	Award of SARs.  Concurrently with or subsequent to the
grant of any Option to purchase one or more shares of Stock, the Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such shares are actually issued.

		(c)	Conditions to SAR.  All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued
employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes.
Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

		(d)	SAR Agreements.  A Plan Administrator may require as a
condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

		(e)	Exercise.  An Eligible Person who has been granted a SAR
may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

		(f)	Amount of Payment.  The amount of payment to which the
grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

		(g)	Form of Payment.  The SAR may be paid in either cash or
Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

		(h)	Termination of Employment; Death.  Section 2.2(k),
applicable to Incentive Stock Options, and Section 2.2(l), applicable to all other Options, shall apply equally to SARs issued in tandem with such Options.
Section 2.2(l) shall apply equally to SARs that are not issued in tandem with any Options.

	II.5	Other Cash Awards.

		(a)	In General.  The Plan Administrator of each administered
group shall have the discretion to make other awards of cash to Eligible
Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

		(b)	Conditions to Award.  All Cash Awards shall be subject to
such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

	ARTICLE III
	Miscellaneous

	III.1	Capital Adjustments.  The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

	III.2	Mergers, Etc.  If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

	III.3	Corporate Transaction.  In the event of shareholder approval of a
Corporate Transaction, the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

	III.4	Change in Control.

		(a)	Grant Program.  In the event of a Change in Control, a Plan
Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control.  A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or
Awards to the extent it deems appropriate.  Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

		(b)	Incentive Stock Option Limits.  The exercisability of any
Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

	III.5	Calculation of Fair Market Value of Stock.  The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

		(a)	If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system.  If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price
(or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

		(b)	If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

		(c)	If the Stock at the time is neither listed nor admitted to
trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

	III.6	Use of Proceeds.  The proceeds received by the Company from
the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

	III.7	Cancellation of Options.  Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

	III.8	Regulatory Approvals.  The implementation of the Plan, the
granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it, and the Stock issued pursuant to it.

	III.9	Indemnification.  In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

	III.10	Plan Not Exclusive.  This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without shareholder approval.

	III.11	Company Rights.  The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

	III.12	Assignment.  The right to acquire Stock or other assets under the
Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. Except as specifically allowed by the Plan Administrator at the time of grant and set forth in the documents evidencing an Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

	III.13	Securities Restrictions.

		(a)	Legend on Certificates.  All certificates representing shares of Stock issued  under the Plan shall be endorsed with a legend reading as follows:

		The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

		(b)	Private Offering for Investment Only.  The Options and
Awards are and shall be made available only to a limited number of present and future key personnel and their permitted transferees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel or their permitted transferees. By the act of accepting an Option or Award, each grantee or permitted transferees agrees (i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company.
The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

		(c)	Registration Statement.  If a Registration Statement
covering the shares of Stock issuable under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 3.13(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

	III.14	Tax Withholding.

		(a)	General.  The Company's obligation to deliver Stock under
the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

		(b)	Shares to Pay for Withholding.  The Board may, in its
discretion and in accordance with the provisions of this Section 3.14(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

			(i)	Stock Withholding.  An Optionholder or Grantee may
be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder or Grantee.

			(ii)	Stock Delivery.  The Board may, in its discretion,
provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes (not to exceed 100 percent) incurred in connection with such Option exercise or Stock Award designated by the Optionholder or Grantee.

	III.15	Governing Law.  The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

ARTICLE IV
Definitions

	The following capitalized terms used in this Plan shall have the meaning described below:

"Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

	"Award" shall mean a Stock Award, SAR or Cash Award under the Grant
Program.

	"Board" shall mean the Board of Directors of the Company.

	"Cash Award" shall mean an award to be paid in cash and granted under
Section 2.5 hereunder.

	"Change in Control" shall mean and include the following transactions or situations:

		(i)	A sale, transfer, or other disposition by the Company
through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act).
For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

		(ii)	A sale, transfer, or other disposition through a single
transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

		(iii)	A change in the ownership of the Company through a single
transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

		(iv)	Any consolidation or merger of the Company with or into an
Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

		(v)	During any period of two years, individuals who, at the
beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

		(vi)	A change in control of the Company of a nature that would
be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

	Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

	"Code" shall mean the Internal Revenue Code of 1986, as amended.

	"Company" shall mean Cronus Corporation, a Nevada corporation.

	"Corporate Transaction" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated;
(b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

	"Effective Date" shall mean the date that the Plan has been approved by the shareholders as required by Section 1.3(a) hereof.

	"Eligible Persons" shall mean, with respect to the Grant Program, those persons who, at the time that the Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations.

	"Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board.

	"Exercise Date" shall be the date on which written notice of the exercise of an Option and payment of the Option Price is delivered to the Company in accordance with the requirements of the Plan.

	"Grantee" shall mean an Eligible Person who has received an Award.

	"Grant Program" shall mean the program described in Article II of this Agreement pursuant to which certain Eligible Persons are granted Options or Awards in the discretion of the Plan Administrator.

	"Incentive Stock Option" shall mean an Option that is intended to qualify as an "incentive stock option" under Code section 422.

	"Non-Affiliates" shall mean all persons who are not Affiliates.

	"Non-Employee Directors" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

	"$100,000 Limitation" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

	"Optionholder" shall mean an Eligible Person to whom Options have been granted.

	"Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person.

	"Option Price" shall mean the exercise price per share as specified by the Plan Administrator or by the terms of the Plan.

	"Options" shall mean options to acquire Stock granted under the Plan.

	"Parent Corporation" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

	"Plan" shall mean this stock option plan for Cronus Corporation.

	"Plan Administrator" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Non-Affiliates.

	"SAR" shall mean stock appreciation rights granted pursuant to Section
2.4 hereof.

	"Senior Committee" shall mean that committee appointed by the Board to administer the Grant Program with respect to the Affiliates and comprised of two or more Non-Employee Directors.

	"Service" shall have the meaning set forth in Section 2.2(n) hereof.

	"Stock" shall mean shares of the Company's common stock, $0.001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

	"Stock Awards" shall mean Stock directly granted under the Grant
Program.

	"Subsidiary Corporation" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

	EXECUTED as of the 24th day of November, 1997

						CRONUS CORPORATION



						By:       /s/
						Name: Jonathan Roberts
				Its:       President

ATTESTED BY:



/s/
Kevin Sherlock,
Corporate Secretary




This Proxy is being solicited by the board of directors of Cronus Corporation, a Nevada corporation (the "Board of Directors" and the "Company," respectively), which is asking that you appoint Mr. Jonathan Roberts, President of, and Chairman of the Board of Directors for, the Company, as your proxy, with full power of substitution under the premises therein. The Board of Directors asks that you authorize Mr. Roberts to represent you at the annual meeting of shareholders of the company on February 2, 1998, at 11:00 a.m., Tucson, Arizona time, or any adjournment thereof, and further asks that you authorize Mr. Roberts to vote as follows:

1. Elect as directors the following seven individuals nominated by the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified or until they shall earlier resign or be removed from office. To Withhold Authority for any individual nominee, strike a line through the name below:

Mr. Jonathan Roberts, Mr. Kevin M. Sherlock, Mr. George Hennessey, Mr. Gordon
M. LeBlanc, Jr., Mr. J. Dennis Bartlett, Mr. Jim Karten, and Mr. Thomas J.
Nieman.
FOR ALL NOMINEES____  WITHHOLD AUTHORITY FOR ALL NOMINEES____

2. Adopt the Stock Option Plan set forth in form and substance as Exhibit A to the Proxy Statement for the annual meeting:
    FOR____	AGAINST____	ABSTAIN____

3. Ratify the selection of Addison Roberts & Ludwig, P.C. as the independent Certified Public Accountants of the Company for the fiscal year 1997:
  FOR____  AGAINST____  ABSTAIN____

4. Grant Mr. Roberts the Authority to act in his discretion with respect to such other and further business as may properly come before the meeting:
 FOR____ AGAINST____   ABSTAIN____

Unless otherwise indicated, this proxy will be voted FOR the above proposals. Please sign exactly as your name appears on your stock certificate, date the same, and indicate the number of shares of common stock of the Company which you own.



_________________
Print Name


_________________
Address


_________________
Signature			             	CRONUS CORPORATION
                          PROXY
                          7660 East Broadway
_________________	       	Suite 210
Number of Shares			       Tucson, Arizona 85710



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Date